InvestEd Portfolios

Supplement dated April 1, 2021 to the

InvestEd Portfolios Prospectus

dated September 1, 2020

as supplemented December 11, 2020

Notice of Shareholder Meeting Results

At the Joint Special Shareholder Meetings held on April 1, 2021, shareholders of the InvestEd Portfolios approved the following proposals:

1.	To elect thirteen (13) trustees to the Board of Trustees of each Fund.

2.	To approve a new investment advisory agreement for each Fund.

3.	To approve each Fund’s ability to rely on a new manager of managers exemptive order.

On December 2, 2020, Waddell & Reed Financial, Inc. (“WDR”), the parent company of Ivy Investment Management Company, the investment adviser of the InvestEd Portfolios, and Macquarie Management Holdings, Inc., the U.S. holding company for Macquarie Group Limited’s U.S. asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of WDR (the “Transaction”). The Transaction is anticipated to close on or about April 30, 2021. After closing, the InvestEd Portfolios, as part of Delaware Funds by Macquarie, will be managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

Supplement	Prospectus	1